UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                (Amendment No. 1)

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      August 4, 2008
                                                --------------------------------

                                 Six Flags, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 1-13703                              13-3995059
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        (Commission File Number)           (IRS Employer Identification No.)

        1540 Broadway; 15th Floor
           New York, New York                                     10036
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (212) 652-9403
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

      Six Flags, Inc. (the "Company") previously furnished, on the Form 8-K filed on August 4, 2008 pursuant to Item 2.02, a press release announcing the Company's financial results for the quarter ended June 30, 2008. This Amended Form 8-K makes the following corrections in the Balance Sheet Table contained in the previously filed Form 8-K:

                                           June 30, 2008   December 31, 2007
                                           -------------   -----------------
Leverage Ratio (2)                                  5.91         N/A
Restricted Subsidiary Leverage Ratio (2)            4.11         N/A

There is no change to Note 2 contained in the press release that was filed as an exhibit to the Form 8-K filed on August 4, 2008.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SIX FLAGS, INC.



                                          By: /s/ James M. Coughlin
                                              ----------------------------------
                                              Name:  James M. Coughlin
                                              Title: General Counsel

Date:  August 5, 2008